UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022 (September 30, 2022)

Fortitude Life Insurance & Annuity Company

(Exact name of registrant as specified in its charter)

Arizona	033-44202	06-1241288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Exchange Place

Suite 2210

Jersey City, NJ 07302

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 981-8801

Prudential Annuities Life Assurance Corporation

One Corporate Drive

Shelton, CT 06484

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 30, 2022, Alon Neches, 46, was appointed as Director, President and Chief Executive Officer of Fortitude Life Insurance & Annuity Company (“FLIAC”). Mr. Neches succeeds James Bracken, who is stepping down as Director, President and Chief Executive Officer of FLIAC to pursue other opportunities and will be available to assist in the transition during the months ahead.

We believe Mr. Neches will be a valuable member of our Board because of his experience in the insurance industry and deep sector expertise. Mr. Neches also serves as President, Chief Executive Officer and Director of FGH Parent, L.P. (together with its subsidiaries, “Fortitude Re”), a position he has held since September 29, 2022. Mr. Neches has more than 20 years of experience as an operator, investor and advisor in regulated industries. From 2020 until September 29, 2022, Mr. Neches was a Partner and Managing Director in Carlyle Insurance Solutions of The Carlyle Group, an affiliate of FLIAC. From 2011 to 2019, Mr. Neches held various senior executive roles at American International Group, Inc. (“AIG”), including Global Treasurer and Head of Corporate Development, where he was involved in the creation of Fortitude Re. Before joining AIG, Mr. Neches was a Senior Restructuring Specialist Officer at the Federal Reserve Bank of New York, where he focused on managing the Federal Reserve’s investment in AIG. Mr. Neches holds a B.S. in Economics from Duke University and a J.D. from Harvard Law School.

There are no family relationships among Mr. Neches and any of FLIAC’s directors and executive officers. Mr. Neches is not a party to any material plan, contract or arrangement (whether or not written) with FLIAC, there are no arrangements or understandings between Mr. Neches and any other person pursuant to which he was selected to serve as an officer of FLIAC, he is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, and there are no material plans, contracts or arrangements (whether or not written) to which Mr. Neches participates that were entered into or materially amended in connection with his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortitude Life Insurance & Annuity Company

By:	/s/ Jeffrey S. Burman
Name:	Jeffrey S. Burman
Title:	Senior Vice President, General Counsel & Secretary

Date: October 6, 2022